Prepayments and Other Receivables	3 Months Ended
Mar. 31, 2025
Prepayments and Other Receivables.
Prepayments and Other Receivables

6. Prepayments and Other Receivables

	March 31,	December 31,
	2025	2024
	€1,000	€1,000
Prepayments	2,910	2,410
Other receivables	1,725	835
Accrued income from Rett Syndrome Research Trust	502	502
	5,137	3,747

All receivables are considered short-term and due within one year. At March 31, 2025 and December 31, 2024 prepayments consisted principally of payments made by the Company for services not yet provided by vendors. At March 31, 2025 and December 31, 2024 other receivables consisted principally of accrued grant income and deposits. As at March 31, 2025 and December 31, 2024 the accrued grant income relating to Rett Syndrome Research Trust (“RSRT”) includes the initial fair value of the warrants issued to RSRT that was accounted for as a reduction of the transaction price. The RSRT agreement is described in Note 14. Other Income.